Exhibit 99.1

February 11, 2010

NEWS RELEASE

EL GALLO BEST DRILL RESULTS TO DATE

LONG INTERSECTIONS of HIGH GRADE and NEAR SURFACE

11.4 OPT SILVER OVER 386.8 FT and 19.2 OPT SILVER OVER 95.5 FT

TORONTO, ONTARIO (February 11, 2010) US GOLD CORPORATION (NYSE Amex: UXG) (TSX: UXG) is pleased to announce the most significant results to date from its El Gallo Project in Sinaloa State, Mexico. Exploration was focused on expansion drilling in several areas of the property. The two best results from the eleven holes assayed since our last update are: 11.4 ounces of silver per ton (opt) over 386.8 ft (feet) (390.3 grams per tonne (gpt) over 117.9 m (meters)) and 19.2 opt silver over 95.5 ft (659.0 gpt silver over 29.1 m).

Eastern Area: Best Hole Drilled To Date

11.4 opt silver over 386.8 ft (390.3 gpt over 117.9 m)

On January 28th, 2010, US Gold announced that hole GAX-045 encountered a thick zone of good grade in the Eastern Area that returned 4.4 opt silver over 239.2 ft (150.9 gpt over 72.9 m). Drilling further to the east successfully extended the mineralization approximately 100 ft (30 m). This expansion included hole GAX-055 (Figure 1 & 2), which encountered another wide intercept of even higher grade mineralization and is the most significant hole drilled to date at El Gallo: 11.4 opt silver over 386.8 ft (390.3 gpt over 117.9 m). Prospective areas further to the east are virtually untested. US Gold intends to continue testing the Eastern Area. Drilling highlights are shown below:

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX-049	6.5	11.5	236.2	247.7	GAX-049	221.8	3.5	72.0	75.5
Including	25.3	2.3	240.5	242.8	Including	866.0	0.7	73.3	74.0

GAX-051	11.5	41.8	0.0	41.8	GAX-051	394.3	12.8	0.0	12.8
And	7.4	13.1	183.7	196.9	And	255.0	4.0	56.0	60.0
Including	13.2	6.6	183.7	190.3	Including	451.0	2.0	56.0	58.0
And	2.0	56.1	262.5	318.6	And	69.8	17.1	80.0	97.1

GAX-055	3.7	9.8	68.9	78.7	GAX-055	128.0	3.0	21.0	24.0
And	11.4	386.8	105.0	491.8	And	390.3	117.9	32.0	149.9
Including	144.4	1.1	311.2	312.3	Including	4,950.0	0.4	94.9	95.2
Including	64.9	47.2	369.4	416.7	Including	2,225.1	14.4	112.6	127.0
Including	48.2	4.3	454.6	458.8	Including	1,652.7	1.3	138.6	139.9
And	3.0	10.7	524.1	534.8	And	104.2	3.3	159.8	163.0

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Our 2010 drilling has encountered significant mineralization in both the eastern and western strike extensions of the Main Zone (Figure 1) where the mineralization remains open. This highlights the prospective nature of this area.

Central Area: Expanding Mineralization to the South

19.2 opt silver over 95.5 ft (659.0 gpt over 29.1 m)

The focus of our exploration in the Central Area was to expand the mineralization laterally (Figure 1). Extremely encouraging intersections were encountered. These results have expanded the silver mineralization by approximately 110 ft (35 m) to the east. Two thick intersections were encountered in hole GAX-056. The upper intersection, which starts from surface, returned 2.8 opt silver over 166.8 ft (96.0 gpt over 50.9 m). The lower intersection starting at approximately 130 ft (40 m) returned an impressive 19.2 opt silver over 95.5 ft (659.0 gpt over 29.1 m). Highlights from the Central Area are below:

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX-056	2.8	166.8	0.0	166.8	GAX-056	96.0	50.9	0.0	50.9
And	19.2	95.5	211.6	307.1	And	659.0	29.1	64.5	93.6
Including	74.2	22.0	211.6	233.6	Including	2,543.7	6.7	64.5	71.2
And	9.7	2.0	341.5	343.5	And	332.0	0.6	104.1	104.7

GAX-058	4.0	18.2	87.1	105.3	GAX-058	137.7	5.6	26.6	32.1
Including	16.3	2.1	92.7	94.8	Including	559.0	0.7	28.3	28.9
And	16.4	26.2	277.1	303.3	And	562.5	8.0	84.5	92.5
Including	44.9	6.6	283.6	290.2	Including	1,540.0	2.0	86.5	88.5

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

Near Surface Exploration Targets

US Gold’s geologists have identified a number of targets that are considered attractive due to the potential for near surface mineralization. Drilling in these areas has so far proven successful. Highlights include:

Hole #	Silver	Length	From	To	Hole #	Silver	Length	From	To
	(opt)	(ft)	(ft)	(ft)		(gpt)	(m)	(m)	(m)

GAX-048	1.9	42.5	0.0	42.5	GAX-048	66.6	13.0	0.0	13.0

GAX-052	3.6	27.2	54.3	81.5	GAX-052	121.9	8.3	16.6	24.9
Including	22.5	2.1	56.1	58.2	Including	773.0	0.7	17.1	17.8

GAX-060	3.3	115.5	0.0	115.5	GAX-060	112.9	35.2	0.0	35.2
Including	15.9	12.5	44.0	56.4	Including	544.5	3.8	13.4	17.2
Including	12.5	3.3	89.6	92.8	Including	427.0	1.0	27.3	28.3
Including	9.8	3.3	105.8	109.1	Including	336.0	1.0	32.3	33.3
And	4.3	4.6	219.2	223.8	And	147.0	1.4	66.8	68.2

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

True widths are unknown

El Gallo is a low -sulfidation, epithermal silver deposit located within the Pie de la Sierra physiographic province of the Sierra Madre Occidental Range, which is part of a late Jurassic to middle Cretaceous volcanic-arc. The oldest rocks in the region are andesite porphyries that occur widely throughout the area. These are cut by intrusions of late Cretaceous-early Tertiary (Laramide) age, ranging from tonalite to granodiorite in composition.  These rocks are discordantly overlain by early Tertiary andesites, andesite tuffs, and andesite porphyries which are the principal host rocks to the mineralized structures that occur commonly throughout the project area.

To view the 11 new core holes from this news release see Table 1. To view all 60 core holes drilled at El Gallo, please click: http://www.usgold.com/news/pdf/20090805_uxg_elgalloallholes.pdf

To view assays intervals from core holes GAX-055 and GAX-056, please click:

http://www.usgold.com/news/pdf/20100211/gax055.xls

http://www.usgold.com/news/pdf/20100211/gax056.xls

ABOUT US GOLD (www.usgold.com)

US Gold Corporation is a Colorado incorporated gold and silver exploration company with a strong treasury, no debt and two significant land holdings, one in Nevada next to Barrick Gold’s multi-million ounce Cortez project, and the other in Mexico where an exciting high-grade silver discovery has been made. US Gold’s shares trade on the NYSE Amex and the Toronto Stock Exchange under the symbol UXG. US Gold has good market liquidity, trading 1.1 million shares daily, and is included in S&P/TSX and Russell indices.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, US Gold’s Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties.

Samples from the core drilling were split on-site at the Company’s Magistral Mine property.  One quarter of the split drill core was shipped to ALS Chemex in Hermosillo for sample preparation and analysis by 4-acid digestion with ICP determination for silver and fire assay for gold. Samples returning greater than 1500 ppm silver or 10 ppm gold were re-analyzed using gravimetric fire assay. Standards and blanks were inserted every 20 samples.

All holes were drilled with HQ bits utilizing a CS-1500 truck-mounted core drill. Samples were taken based on lithologic and/or mineralized intervals and vary in length. The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Stefan Spears VP, Projects Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

El Gallo Silver Project: Core Holes Assays	Table 1.
February 11, 2010

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX048	1.9	42.5	0.0	66.6	13.0	0.0	220°	-50°	211877.7	2843282

GAX049	0.8	41.3	56.9	26.7	12.6	17.4	350°	-70°	212313.8	2843246
And	6.5	11.5	236.2	221.8	3.5	72.0
Including	25.3	2.3	240.5	866.0	0.7	73.3
And	2.8	27.1	356.1	96.4	8.3	108.6

GAX050	NSV	NSV	NSV	NSV	NSV	NSV	170°	-50°	211863.4	2843312

GAX051	11.5	41.8	0.0	394.3	12.8	0.0	350°	-60°	212289.3	2843278
And	1.0	34.6	83.5	34.8	10.6	25.5
And	7.4	13.1	183.7	255.0	4.0	56.0
Including	13.2	6.6	183.7	451.0	2.0	56.0
And	2.0	56.1	262.5	69.8	17.1	80.0
And	1.0	80.4	344.5	35.6	24.5	105.0

GAX052	3.6	27.2	54.3	121.9	8.3	16.6	170°	-60°	211946.2	2843209
Including	22.5	2.1	56.1	773.0	0.7	17.1

GAX053	1.3	10.8	200.1	45.8	3.3	61.0	350°	-45°	212274.7	2843311

GAX054	1.3	27.4	114.8	44.6	8.4	35.0	350°	-75°	211986.4	2843177
Including	4.1	4.4	137.8	141.0	1.4	42.0

GAX055	3.7	9.8	68.9	128.0	3.0	21.0	170°	-50°	212275.1	2843308
And	11.4	386.8	105.0	390.3	117.9	32.0
Including	144.4	1.1	311.2	4,950.0	0.4	94.9
Including	64.9	47.2	369.4	2,225.1	14.4	112.6
Including	48.2	4.3	454.6	1,652.7	1.3	138.6
And	3.0	10.7	524.1	104.2	3.3	159.8

Hole #	Silver	Length	From	Silver	Length	From	Azimuth	Dip	Easting	Northing
	(opt)	(ft)	(ft)	(gpt)	(m)	(m)

GAX056	2.8	166.8	0.0	96.0	50.9	0.0	350°	-50°	212013.8	2843197
And	19.2	95.5	211.6	659.0	29.1	64.5
Including	74.2	22.0	211.6	2,543.7	6.7	64.5
And	9.7	2.0	341.5	332.0	0.6	104.1

GAX058	4.0	18.2	87.1	137.7	5.6	26.6	350°	-60°	212020.9	2843176
Including	16.3	2.1	92.7	559.0	0.7	28.3
And	16.4	26.2	277.1	562.5	8.0	84.5
Including	44.9	6.6	283.6	1,540.0	2.0	86.5

GAX060	3.3	115.5	0.0	112.9	35.2	0.0	170°	-50°	211970.9	2843332
Including	15.9	12.5	44.0	544.5	3.8	13.4
Including	12.5	3.3	89.6	427.0	1.0	27.3
Including	9.8	3.3	105.8	336.0	1.0	32.3
And	4.3	4.6	219.2	147.0	1.4	66.8

All depths indicated in table are down hole

0.73 opt Ag (25 gpt Ag) cutoff

Allowable waste interval was 19.7 ft (6 m) of < 0.73 opt Ag (25 gpt Ag)

Numbers may not add due to rounding

NSV = No Significant Values

US★GOLD El Gallo Cross Section - NWSE South 24

Figure 2
February 11, 2010

N
Surface
S
400
400
200
200
11.4 opt silver over 386.8 ft
(390.3 gpt over 117.9 m)
GAX-053
GAX-049
GAX-055
GAX-032
Legend
Silver Mineralization
Core Hole
GAX-055 = Drill Hole ID
212250 E
2843450 N
2843400 N
2843350 N
2843300 N
2843250 N
2843200 N
212300 E
2843150 N
2843100 N

US GOLD El Gallo Core Hole GAX-055

Figure 3
February 11, 2010

Sample from interval 397.0 ft – 403.5 ft (121.0 m-123.0 m)
Grade 135.9 opt silver (4660 gpt silver)

Acanthite
(Silver Sulphide Mineral - Ag_2S)
0 cm 6.4
0 in 2.5

US★GOLD El Gallo Core Hole GAX-056

Figure 4
February 11, 2010

Sample from interval 226.4 ft – 229.3 ft (69.0 m-69.9 m)
Grade 201.8 opt silver (6920 gpt silver)

Acanthite + Sphalerite
(Silver Sulphide Mineral - Ag_2S) + (Zinc Sulphide Mineral - ZnS)
0
cm
6.4
0
in
2.5